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                                [GUARDIAN LOGO]

                                GIAC FUNDS, INC.

                          Supplement dated May 6, 2005
                      to the Prospectus dated May 1, 2005

The information under the heading "Fund Management -- Portfolio Managers" with respect to The Guardian Small Cap Stock Fund is amended as follows:

PORTFOLIO MANAGER

Matthew P. Ziehl, CFA, is the Fund's portfolio manager. He is a Managing Director of Guardian Life. Before joining Guardian Life in January 2002, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small cap growth portfolios since January 2001, and a co-portfolio manager of the Salomon Brothers Small Cap Growth Fund since August 1999.

The Statement of Additional Information provides additional information about the portfolio manager's compensation structure, any other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.